FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT


         This First Amendment to Credit and Security Agreement is made and entered into as of this 7th day of July, 1997, by and between DAKOTAH, INCORPORATED, a South Dakota corporation (herein called "Borrower"), and Diversified Business Credit, Inc., a Minnesota corporation (herein called "Lender").

                                    Recitals

         A. Borrower executed and delivered to Lender a Credit and Security Agreement on June 30, 1997 (the "Credit Agreement").

         B. Borrower and Lender desire to alter, amend and modify the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Paragraph 1 of the Credit Agreement is hereby amended as follows:

                  "1. THE LOANS. The Lender shall not be obligated to make any loans to Borrower. All loans which Lender may determined to make under this Agreement shall be repayable upon demand. Borrower will comply with the following procedure in requesting loans from Lender:"

                  The remainder of Paragraph 1, including subparagraphs 1.(a), 1.(b), 1.(c), 1.(d), 1.(e), 1.(f) and 1.(g) shall remain unchanged.

         2. Except as expressly amended hereby, the Credit Agreement and the Security Documents (as defined in the Credit Agreement) shall remain in full force and effect in accordance with their original terms and binding upon and enforceable against Borrower, and not subject to any defense, counterclaim or right of setoff.

         IN WITNESS WHEREOF, the parties have executed and delivered this First Amendment to Credit and Security Agreement as of the day and year first above written.

                                         DAKOTAH, INCORPORATED


                                         By  /s/ Troy Jones, Jr.
                                             ----------------------------------
                                         Its     Chief Executive Officer



                                         DIVERSIFIED BUSINESS CREDIT, INC.


                                         By  /s/ Bridget A. Manahan
                                             ----------------------------------
                                         Its     Vice President